Cash, Cash Equivalents and Short-term Investments	12 Months Ended
Dec. 31, 2014
Cash, Cash Equivalents and Short-term Investments
Cash, Cash Equivalents and Short-term Investments

3. Cash, Cash Equivalents and Short-term Investments

Cash, cash equivalents and short-term investments consisted of the following:

	As of December 31,
	2013	2014
	(In thousands)
Cash and cash equivalents:
Cash	$472,595	$896,505
Cash equivalents:
Bank time deposits (matured within 3 months)	433,201	276,584
Money market funds	10,480	50,593
	443,681	327,177
	916,276	1,223,682
Short-term investments:
Bank time deposits	951,963	942,856
Total cash, cash equivalents and short-term investments	$1,868,239	$2,166,538

The carrying amounts of cash, cash equivalents and short-term investments approximate fair values. Interest income for the years ended December 31, 2012, 2013 and 2014 were $17.0 million, $17.3 million and $43.9 million, respectively. The maturity dates of the bank time deposits are within one year.